Summary Prospectus

April 30, 2019

Baron Health Care Fund

Retail Shares : BHCFX

Institutional Shares : BHCHX

R6 Shares : BHCUX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Baron Funds ("Baron") or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available at www.baronfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Baron or your financial intermediary electronically at *icsdelivery.com/baronfunds* or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge by informing Baron or, if your Fund shares are held through a financial intermediary, your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions from Baron included on the envelope or slip inserted with this prospectus or by contacting your financial intermediary. Your election to receive reports in paper will apply to all Baron Funds or to all funds held with your financial intermediary, as applicable.

BARON FUNDS
1987

The Securities and Exchange Commission ("SEC") has not approved or disapproved these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.BaronFunds.com/prospectus. You can also get this information at no cost by calling 1-800-99BARON or by sending an email request to info@BaronFunds.com. The Fund's Prospectus and statement of additional information, dated 4/30/19, are incorporated by reference into this summary prospectus.

Baron Select Funds

Baron Health Care Fund

Investment Goal

The investment goal of Baron Health Care Fund (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Reimbursements	Total Annual Fund Operating Expenses after Expense Reimbursements[1]
BARON HEALTH CARE FUND
Retail Shares	0.75%	0.25%	3.94%	4.94%	(3.84)%	1.10%
Institutional Shares	0.75%	—	3.31%	4.06%	(3.21)%	0.85%
R6 Shares	0.75%	—	2.39%	3.14%	(2.29)%	0.85%

[1]

BAMCO (“BAMCO” or the “Adviser”) has agreed that, pursuant to a contract with an 11-year term, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend and extraordinary expenses are not subject to the operating expense limitation) to 1.10% of average daily net assets of Retail Shares, 0.85% of average daily net assets of Institutional Shares and 0.85% of average daily net assets of R6 Shares.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON HEALTH CARE FUND
Retail Shares	$112	$350	$606	$1,340
Institutional Shares	$87	$271	$471	$1,049
R6 Shares	$87	$271	$471	$1,049

1	www.BaronFunds.com

Baron Health Care Fund

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for Fund shareholders. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. For the period April 30, 2018 (commencement of operations) to December 31, 2018, the Fund’s portfolio turnover rate was 27.30% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund

The Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in equity securities in the form of common stock of companies engaged in the research, development, production, sale, delivery or distribution of products and services related to the health care industry. The Adviser uses various criteria to determine whether an issuer is engaged in activities related to the health care industry, including whether: (1) the issuer derives 50% or more of its revenues from activities in the health care industry; or (2) the issuer devotes 50% or more of its assets to producing sales from the health care industry. These companies may include, among others, pharmaceutical companies, biotechnology companies, life sciences tools and services companies, health care equipment companies, health care supplies companies, managed health care companies, health care services companies, health care facilities, health care distributors, and health care technology companies. The Fund strives to invest in multiple subsectors of the health care industry. The Fund’s allocation among the different subsectors of the health care industry will vary depending upon the relative potential the Fund sees within each area. The Adviser seeks to invest in businesses it believes have significant growth opportunities, sustainable competitive advantages, exceptional management, and attractive valuations. The Fund may purchase securities of companies of any market capitalization and may invest in foreign stocks.

Principal Risks of Investing in the Fund

General Stock Market.  Investing in the stock market is risky because securities fluctuate in value. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund, you may lose money. Current and future portfolio holdings in the Fund are subject to risk.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks.

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Baron Health Care Fund

Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Health Care Sector Risk.  Investments in health care companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, some of these companies are relatively small and have thinly traded securities, may not yet offer products or may offer a single product, and may have persistent losses during a new product’s transition from development to production, or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Industry Concentration.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry, and the securities of companies in that industry could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry, and these companies can be sensitive to adverse economic, regulatory or financial developments.

Non-U.S. Securities.  Investing in non-U.S. securities may involve additional risks to those inherent in investing in U.S. securities, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Non-Diversified Portfolio.  The Fund is non-diversified, which means it may have a greater percentage of its assets in a single issuer than a diversified fund. Because of this, a non-diversified fund may invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the performance of a non-diversified fund versus a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Small- and Mid-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small- and mid-sized companies, but there also may be more risk. Securities of small- and mid-sized companies may not be well known to most investors, and the securities may be less actively traded than those of large businesses. The securities of small- and mid-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell

3	www.BaronFunds.com

Baron Health Care Fund

during market downturns. Small- and mid-sized companies rely more on the skills of management and on their continued tenure. Investing in small- and mid-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Performance

Since Baron Health Care Fund was launched on April 30, 2018, it does not have performance information for a full calendar year. Please visit the Fund’s website www.BaronFunds.com/performance for the most updated performance.

Management

Investment Adviser.  BAMCO is the investment adviser of the Fund.

Portfolio Manager.  Neal Kaufman has been the portfolio manager of the Fund since its inception on April 30, 2018. Mr. Kaufman has worked at the Adviser as an analyst since March of 2005.

Purchase and Sale of Fund Shares

Shares may be purchased only on days that the New York Stock Exchange is open for trading.

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Retail Shares	$2,000	No Minimum	No Maximum

Baron Automatic Investment Plan	$500 (with subsequent minimum investments of $50 per month until your investment has reached $2,000.)	No Minimum	No Maximum

Baron Funds® website purchases	$2,000	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

1-800-99BARON	4

Baron Health Care Fund

	Minimum Initial Investment	Minimum Subsequent Investment	Maximum Subsequent Investment
Institutional Shares	$1,000,000 (Employees of the Adviser and its affiliates and Trustees of the Baron Funds® and employer sponsored retirement plans (qualified and nonqualified) are not subject to the eligibility requirements for Institutional Shares.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

R6 Shares	$5,000,000 (There is no minimum initial investment for qualified retirement plans; however, the shares must be held through plan-level or omnibus accounts held on the books of the Fund.)	No Minimum	No Maximum

Baron Funds® website purchases	You may not make an initial purchase through the Baron Funds® website.	$10	$6,500 for retirement accounts and $250,000 for non-retirement accounts.

You Can Purchase or Redeem Shares By:

1.	Mailing a request to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or by overnight mail to: Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514;
2.	Wire (Purchase Only);
3.	Calling 1-800-442-3814;
4.	Visiting the Baron Funds® website www.BaronFunds.com; or
5.	Through a broker, dealer or other financial intermediary that may charge you a fee.

5	www.BaronFunds.com

Baron Health Care Fund

The Fund is not for short-term traders who intend to purchase and then sell their Fund shares within a 90 day period. If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from making additional investments in the Fund.

Tax Information

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains reported as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, you may be subject to federal income tax on withdrawals from tax-deferred arrangement at a later date.

Financial Intermediary Compensation

If you purchase Retail or Institutional Shares of the Fund through a broker, dealer or other financial intermediary (such as a bank or financial adviser), the Fund, Baron Capital, Inc., the Fund’s distributor, BAMCO or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker, dealer or other financial intermediary, including your salesperson, to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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APR19